EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K for the period ended December 31, 2025, of John Hancock Comvest Private Income Fund (the “Registrant”), as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Robert O’Sullivan, the Chief Executive Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 25, 2026

/s/ Robert O’Sullivan
Robert O’Sullivan
Chief Executive Officer